                                                                    Exhibit 10-5


                                    AGREEMENT

        This Agreement dated as of September 2, 2002 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation (the "LPC"), Lexington Rubber Group, Inc., a Delaware corporation formerly known as Lexington Components, Inc. ("LRG"; LPC and LRG are referred to individually as "Borrower" and collectively as the "Borrowers"), and Congress Financial Corporation ("Congress").

        WHEREAS, Congress and each of the Borrowers have entered into an Accounts Financing Agreement [Security Agreement] dated as of January 11, 1990, as amended, and all supplements thereto and related financing and security agreements (all of the foregoing, as the same have been or may be amended, replaced, extended, modified, or supplemented, are referred to as the "Financing Agreements").

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Waiver. Subject to paragraph 2 hereof, Congress hereby waives, until November 1, 2002, any Event of Default resulting solely from the failure of the LPC to pay any principal or interest due on (a) LPC's 12 3/4% Senior Subordinated Notes due February 1, 2000, or (b) LPC's 10-1/2% Senior Note due April 30, 2002 (the indebtedness referred to in clauses (a) and (b) is referred to herein as the "Other Indebtedness").

        2. Rescission of Waivers. The foregoing waivers shall be automatically rescinded, without notice to LPC or LRG, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect of the maturities thereof.

        3. Effective Date.

           This Agreement shall be deemed effective as of September 2, 2002.

        4. Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery, and performance of this Agreement have been duly authorized by all requisite action on its part; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or by general equitable principles.

        5. No Other Amendments.

           Except as set forth herein, all terms and provisions of the Financing Agreements among Congress, LPC and LRG shall remain in full force and effect. Except as expressly set forth herein, no other or further amendment, waiver or consent is implied by, and LPC and LRG shall not be entitled to, any other or further amendment, waiver or consent by virtue of the provisions of this Agreement. In addition, without limiting the foregoing, the waivers of Congress set forth herein do not constitute an agreement to, and LPC and LRG acknowledge that Congress may decline to, grant any other or further waivers with respect to the subject matter hereof or any other matters regardless of whether or not there occurs any change in facts or circumstances relating to LPC and/or LRG.

        6. General Provisions.

           (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Financing Agreements.

           (b) Counterparts. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

           (c) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

           (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

           (e) Headings. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           IN WITNESS WHEREOF, each Borrower and Congress have caused this Agreement to be duly executed and delivered as of the date first written above.

                                               LEXINGTON PRECISION CORPORATION


                                               By:    /s/ Michael A. Lubin
                                                      --------------------------
                                               Name:  Michael A. Lubin
                                                      --------------------------
                                               Title: Chairman of the Board
                                                      --------------------------


                                               LEXINGTON RUBBER GROUP, INC.


                                               By:    /s/ Michael A. Lubin
                                                      --------------------------
                                               Name:  Michael A. Lubin
                                                      --------------------------
                                               Title: Chairman of the Board
                                                      --------------------------


                                               CONGRESS FINANCIAL CORPORATION


                                               By:    /s/ Herbert C. Korn
                                                      --------------------------
                                               Name:  Herbert C. Korn
                                                      --------------------------
                                               Title: Vice President
                                                      --------------------------


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